CAPSTONE CHURCH BOND FUND

Supplement dated December 6, 2006 to

Prospectus dated October 4, 2005 ("Prospectus")

Effective December 7, 2006, the sales charges imposed on purchases of shares of Capstone Church Bond Fund ("Fund"), as described in the prospectus, will be waived by the Fund's distributor, Capstone Asset Planning Company. This sales charge waiver will continue until December 31, 2007. Thus, no sales charge will be imposed on Fund shares purchased from December 7, 2006 through December 31, 2007. All discussions in the Fund's prospectus referring to sales charges shall be deemed to be modified to reflect this waiver.